UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

Certified Shareholder Report of

Registered Management Investment Companies

Investment Company Act File Number: 811-00604

Washington Mutual Investors Fund

(Exact Name of Registrant as Specified in Charter)

6455 Irvine Center Drive

Irvine, California 92618

(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (949) 975-5000

Date of fiscal year end: April 30

Date of reporting period: April 30, 2020

Brian C. Janssen

Washington Mutual Investors Fund

6455 Irvine Center Drive

Irvine, California 92618

(Name and Address of Agent for Service)

ITEM 1 – Reports to Stockholders

Washington Mutual Investors FundSM Annual report for the year ended April 30, 2020

We seek to generate
income and find
opportunities to grow
principal through
investment in high-
quality common stocks

Beginning January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, we intend to no longer mail paper copies of the fund’s shareholder reports, unless specifically requested from American Funds or your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Capital Group website (capitalgroup.com); you will be notified by mail and provided with a website link to access the report each time a report is posted. If you have already elected to receive shareholder reports electronically, you will not be affected by this change and do not need to take any action. If you prefer to receive shareholder reports and other communications electronically, you may update your mailing preferences with your financial intermediary, or enroll in e-delivery at capitalgroup.com (for accounts held directly with the fund).

You may elect to receive paper copies of all future reports free of charge. If you invest through a financial intermediary, you may contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the fund, you may inform American Funds that you wish to continue receiving paper copies of your shareholder reports by contacting us at (800) 421-4225. Your election to receive paper reports will apply to all funds held with American Funds or through your financial intermediary.

Washington Mutual Investors Fund seeks to produce income and to provide an opportunity for growth of principal consistent with sound common stock investing.

This fund is one of more than 40 offered by Capital Group, home of American Funds, one of the nation’s largest mutual fund families. For nearly 90 years, Capital Group has invested with a long-term focus based on thorough research and attention to risk.

Fund results shown in this report, unless otherwise indicated, are for Class A shares at net asset value. If a sales charge (maximum 5.75%) had been deducted, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com.

Here are the average annual total returns on a $1,000 investment with all distributions reinvested for periods ended March 31, 2020 (the most recent calendar quarter-end):

Class A shares	1 year	5 years	10 years

Reflecting 5.75% maximum sales charge	–15.85%	4.13%	8.98%

For other share class results, visit capitalgroup.com and americanfundsretirement.com.

The total annual fund operating expense ratio was 0.59% for Class A shares as of the prospectus dated June 30, 2020 (unaudited).

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers, without which results would have been lower. Visit capitalgroup.com for more information.

The fund’s 30-day yield for Class A shares as of May 31, 2020, reflecting the 5.75% maximum sales charge and calculated in accordance with the U.S. Securities and Exchange Commission formula, was 1.69%.

Refer to the fund prospectus and the Risk Factors section of this report for more information on risks associated with investing in the fund.

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.

Contents

1	Letter to investors

4	The value of a long-term perspective

6	Summary investment portfolio

9	Financial statements

27	Board of trustees and other officers

Fellow investors

For the 12 months ended April 30, 2020, Washington Mutual Investors Fund reported a total return of –3.63%, which compares to the 0.86% gain of the Standard & Poor’s 500 Composite Index, the fund’s unmanaged benchmark.

Over the past fiscal year, the fund paid dividends totaling 88 cents a share. The fund also made two capital gains distributions totaling approximately $2.38 per share.

We’re pleased with the fund’s lifetime average annual total return of 11.61%. By contrast, the S&P 500 — a market capitalization-weighted index based on the results of approximately 500 widely held common stocks — had a 10.67% average annual total return over that same period of time.

The economy and markets

The longest bull market in history ended in 2020 with the fastest bear market in history. The cause was of course the sudden and unprecedented shuttering of the global economy due to the COVID-19 pandemic. In one week in March, over three million people in the United States signed up for jobless benefits, more than four times the previous record set in 1967. Add in a price war between Saudi Arabia and Russia that sent oil prices plummeting to an 18-year low, and the result was the most significant market downturn since the great financial crisis.

The S&P 500 fell a total of 23.48% between the record high on February 19 and March 31, 2020. This figure, however, dramatically understates the day-to-day volatility, which resulted in record gains and losses for multiple trading days during this period.

The S&P 500 index recovered 12.82% in April, about half of its prior decline, as governments and central banks introduced extraordinary stimulus measures to counter the economic disruption. The Federal Reserve (Fed) did its part by,

Results at a glance

For periods ended April 30, 2020, with all distributions reinvested

	Cumulative total return	Average annual total returns
	1 year	3 years	5 years	10 years	Lifetime (since 7/31/52)

Washington Mutual Investors Fund (Class A shares)	–3.63%	6.85%	7.52%	10.68%	11.61%
Standard & Poor’s 500 Composite Index*	0.86	9.04	9.12	11.69	10.67

*	Source: S&P Dow Jones Indices LLC. The market index is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

Washington Mutual Investors Fund	1

among other actions, lowering interest rates to zero, making available a $2.3 trillion package of loans and credit facilities to small businesses and municipalities, and agreeing for the first time to purchase corporate bonds. This relief, combined with the CARES Act, a $2 trillion package of loans, tax breaks and direct payments to corporations, businesses and individuals, provided broad support for equity markets to climb the wall of uncertainty.

Some economic sectors did better than others in the general market turbulence. Dominant technology companies in cloud computing, online shopping, internet gaming and entertainment tended to hold up better, as social distancing measures accelerated changes in online consumption habits. Certain health-related companies also experienced better-than-average returns, with the move toward telemedicine and the race for a COVID-19 cure.

On the other side of the coin, energy, financial and industrial stocks struggled. Energy fell victim to a combination of excess supply and dramatically curtailed demand in the form of strict travel restrictions. Banks in particular among financials had to contend with sharply lower interest rates and the costs of government-mandated debt relief programs. Capital-intensive manufacturing companies, meanwhile, had to endure more than most the profound investor uncertainty about how long this crisis will last.

In general, investors favored the quality growth companies with high levels of cash that were perceived to better withstand a long crisis. As a result, the market did not rotate, as is typically the case in downturns, into traditional defensive, dividend-paying stocks. In fact, many companies found it necessary to suspend or cut dividends given the uncertain outlook.

Thus, many of the dividend-oriented companies the fund focuses on were not in favor during this period. Whether the market will start to prefer these defensive stocks at this point is as uncertain as how the pandemic response will play out going forward. Whatever results from this short-term window of investing time, the COVID-19 crisis has caused fundamental dislocations in economic activity that may be felt for years to come.

A look at the portfolio

Sectors: This market environment hurt the fund’s sector positioning relative to the S&P 500. The fund held more energy, financial and industrial stocks than the index, and significantly fewer technology companies. It did, however, hold an above-index weighting in health care, which did better than average, and a less-than-index weighting in the consumer discretionary sector, which did worse.

Stocks: Six of the 10 largest holdings had a positive return for the 12-month period. Microsoft, the fund’s largest holding, advanced 37.22%. One of the technology giants that outpaced the overall market, it was the only company in the world that maintained its position in the “$1 trillion-dollar club” of market capitalization through the market downturn. Apple chipmaker Broadcom, the fund’s second-largest holding, dropped 14.69% for the period. It benefited from the accelerated deployment of 5G technologies but felt the effect of last year’s U.S. government ban of Chinese technology giant Huawei, one of its biggest customers. Third-largest holding Comcast, down 13.55%, took advantage of its commitment to broadband technologies to counter what otherwise might have a been a devastating time, with movie theatres shuttered, the Universal theme parks closed, and NBC in the midst of cost-cutting.

2	Washington Mutual Investors Fund

COVID-19 had direct and indirect effects on many of the remaining companies in the fund’s top 10. Fourth-largest holding UnitedHealth Group (up 25.49%) and tenth-largest holding Humana (up 49.49%) waived the out-of-pocket costs for COVID-19 diagnostic tests for its members, while fifth-largest holding Johnson & Johnson (up 6.26%) and eighth-largest holding Pfizer (down 5.54%) both announced efforts to manufacture a coronavirus vaccine.

Looking ahead

When we launched Washington Mutual Investors Fund in 1952, our goal was to produce income and an opportunity for growth with lower volatility over time. To help lower risk, we applied a strict set of eligibility rules for fund holdings — emphasizing strong balance sheets and the potential for consistent dividends. The fund employs a fundamental, bottom-up investment process in which portfolio managers and analysts seek attractive investments that can help investors pursue their long-term financial objectives.

We believe that this strategy, combined with American Funds’ time-tested approach to investing, can continue to help investors pursue their long-term financial goals. We would like to take this opportunity to welcome our new shareholders to the fund and to thank current investors for the trust and confidence they’ve placed in Washington Mutual Investors Fund.

We look forward to reporting back to you again in six months.

Cordially,

Alan N. Berro

Co-President

Washington Mutual Investors Fund

Eric H. Stern

Co-President

Washington Mutual Investors Fund

June 10, 2020

For current information about the fund, visit capitalgroup.com.

Washington Mutual Investors Fund	3

The value of a long-term perspective

Fund results shown are for Class A shares and reflect deduction of the maximum sales charge of 5.75% on the $10,000 investment.1 Thus, the net amount invested was $9,425.2 Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com.

The results shown are before taxes on fund distributions and sale of fund shares.

[1]	As outlined in the prospectus, the sales charge is reduced for accounts (and aggregated investments) of $25,000 or more and is eliminated for purchases of $1 million or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares.
[2]	The maximum initial sales charge was 8.50% prior to July 1, 1988.
[3]	Assumes a $10,000 investment made in the fund on April 30, 1970.
[4]	Source: S&P Dow Jones Indices LLC. The market index is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

Average annual total returns based on a $1,000 investment
(for periods ended April 30, 2020)*

	1 year	5 years	10 years
Class A shares	-9.17%	6.25%	10.03%

**Assumes reinvestment of all distributions and payment of the maximum 5.75% sales charge.*

$2,000,000
1,000,000
400,000
200,000
100,000
40,000
20,000
10,000
7,000
Year ended April 30
1971[3]
1972
1973
1974
1975
1976
1977
1978
1979
1980
1981
1982
1983
1984
1985
1986
1987
1988
1989

4	Washington Mutual Investors Fund

How a hypothetical $10,000 investment has grown

This chart shows how a hypothetical $10,000 investment in the Washington Mutual Investors Fund grew from April 30, 1970, to April 30, 2020. As you can see, the investment grew to $2,102,437 with all distributions reinvested.

Washington Mutual Investors Fund	5

Summary investment portfolio April 30, 2020

Industry sector diversification	Percent of net assets

Largest equity holdings	Percent of net assets
Microsoft	6.85%
Broadcom	4.46
Comcast	3.59
UnitedHealth Group	3.33
Johnson & Johnson	2.73
Intel	2.47
Northrop Grumman	2.30
Pfizer	2.29
CME Group	2.23
Humana	2.05

Common stocks 95.10%	Shares	Value (000)
Energy 3.93%
Chevron Corp.	9,905,376	$911,295
Enbridge Inc.	35,580,249	1,091,602
Other securities		2,450,652
		4,453,549

Materials 3.61%
Air Products and Chemicals, Inc.	2,861,163	645,421
Dow Inc.	21,336,422	782,833
LyondellBasell Industries NV	12,331,662	714,620
Other securities		1,943,686
		4,086,560

Industrials 11.44%
Boeing Co.	6,434,625	907,411
CSX Corp.	20,377,235	1,349,584
Honeywell International Inc.	5,837,994	828,411
Lockheed Martin Corp.	5,514,343	2,145,410
Northrop Grumman Corp.	7,888,160	2,608,378
Union Pacific Corp.	6,815,522	1,089,052
Other securities		4,024,488
		12,952,734

Consumer discretionary 4.49%
General Motors Co.	33,161,808	739,177
Home Depot, Inc.	8,527,895	1,874,687
Other securities		2,471,524
		5,085,388

Consumer staples 6.21%
Coca-Cola Co.	13,026,094	597,768
Costco Wholesale Corp.	2,389,027	723,875
Mondelez International, Inc.	12,712,493	653,931
Nestlé SA (ADR)	18,869,182	1,983,151
Other securities		3,074,919
		7,033,644

Health care 19.99%
Abbott Laboratories	9,674,359	890,912
Anthem, Inc.	2,965,313	832,452
AstraZeneca PLC (ADR)	21,862,022	1,142,947
Cigna Corp.	4,902,713	959,853
CVS Health Corp.	15,283,000	940,669
Eli Lilly and Co.	4,439,857	686,580
Gilead Sciences, Inc.	25,654,729	2,154,997
Humana Inc.	6,077,608	2,320,552
Johnson & Johnson	20,599,100	3,090,689
Merck & Co., Inc.	12,241,464	971,238

6	Washington Mutual Investors Fund

	Shares	Value (000)
Pfizer Inc.	67,478,273	$2,588,467
UnitedHealth Group Inc.	12,881,779	3,767,534
Other securities		2,286,417
		22,633,307

Financials 14.47%
BlackRock, Inc.	3,147,030	1,579,935
Capital One Financial Corp.	11,461,906	742,273
Chubb Ltd.	8,939,260	965,529
CME Group Inc., Class A	14,140,502	2,519,979
Intercontinental Exchange, Inc.	8,289,434	741,490
JPMorgan Chase & Co.	17,168,771	1,644,081
Marsh & McLennan Cos., Inc.	22,719,364	2,211,276
PNC Financial Services Group, Inc.	13,041,166	1,391,101
Truist Financial Corp.	18,311,508	683,385
Other securities		3,911,841
		16,390,890

Information technology 18.87%
Apple Inc.	2,230,312	655,266
ASML Holding NV (New York registered)	3,180,208	917,267
Broadcom Inc.	17,521,141	4,759,092
Intel Corp.	46,631,984	2,796,986
Microsoft Corp.	43,264,898	7,753,502
Visa Inc., Class A	8,086,362	1,445,195
Other securities		3,045,508
		21,372,816

Communication services 7.65%
Comcast Corp., Class A	107,940,210	4,061,790
Facebook, Inc., Class A1	3,990,089	816,811
Verizon Communications Inc.	36,251,331	2,082,639
Other securities		1,695,178
		8,656,418

Utilities 3.12%
Sempra Energy	6,472,617	801,634
Other securities		2,734,411
		3,536,045

Real estate 1.32%
Digital Realty Trust, Inc. REIT	4,510,489	674,273
Other securities		822,586
		1,496,859

Total common stocks (cost: $78,836,869,000)		107,698,210

Convertible stocks 0.50%
Information technology 0.26%
Broadcom Inc., Series A, cumulative convertible preferred shares, 8.00% 2022	290,333	295,397

Utilities 0.24%
Other securities		271,570

Total convertible stocks (cost: $583,600,000)		566,967

Washington Mutual Investors Fund	7

Short-term securities 4.34%	Shares	Value (000)
Money market investments 4.34%
Capital Group Central Cash Fund 0.52%[2]	49,101,629	$4,911,636

Total short-term securities (cost: $4,910,377,000)		4,911,636
Total investment securities 99.94% (cost: $84,330,846,000)		113,176,813
Other assets less liabilities 0.06%		72,935

Net assets 100.00%		$113,249,748

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio.

Investments in affiliates

A company is an affiliate of the fund under the Investment Company Act of 1940 if the fund’s holdings represent 5% or more of the outstanding voting shares of that company. The value of the fund’s affiliated-company holding is included in “Other securities” under the respective industry sector in the summary investment portfolio. Further details on this holding and related transactions during the year ended April 30, 2020, appear below.

	Beginning shares	Additions	Reductions	Ending shares	Net realized gain (000)	Net unrealized depreciation (000)	Dividend income (000)	Value of affiliate at 4/30/2020 (000)
Common stocks 0.52%
Consumer discretionary 0.52%
Wynn Resorts, Ltd.	2,029,800	4,879,645	12,883	6,896,562	$365	$(246,534)	$16,733	$589,863

[1]	Security did not produce income during the last 12 months.
[2]	Rate represents the seven-day yield at 4/30/2020.

Key to abbreviation

ADR = American Depositary Receipts

See notes to financial statements.

8	Washington Mutual Investors Fund

Financial statements

Statement of assets and liabilities
at April 30, 2020	(dollars in thousands)

Assets:
Investment securities, at value:
Unaffiliated issuers (cost: $83,480,752)	$112,586,950
Affiliated issuers (cost: $850,094)	589,863	$113,176,813
Cash		409
Cash denominated in currencies other than U.S. dollars (cost: $960)		959
Receivables for:
Sales of investments	220,894
Sales of fund’s shares	119,103
Dividends	167,324	507,321
		113,685,502
Liabilities:
Payables for:
Purchases of investments	285,671
Repurchases of fund’s shares	91,582
Investment advisory services	20,374
Services provided by related parties	19,055
Board members’ deferred compensation	10,380
Other	8,692	435,754
Net assets at April 30, 2020		$113,249,748

Net assets consist of:
Capital paid in on shares of beneficial interest		$84,368,984
Total distributable earnings		28,880,764
Net assets at April 30, 2020		$113,249,748

(dollars and shares in thousands, except per-share amounts)

Shares of beneficial interest issued and outstanding (no stated par value) —
unlimited shares authorized (2,702,940 total shares outstanding)

	Net assets	Shares outstanding		Net asset value per share
Class A	$54,234,618	1,293,300		$41.94
Class C	1,496,619	36,216		41.33
Class T	10	—	*	41.93
Class F-1	2,528,942	60,565		41.76
Class F-2	18,175,172	433,880		41.89
Class F-3	4,154,148	99,112		41.91
Class 529-A	2,142,325	51,218		41.83
Class 529-C	216,162	5,201		41.56
Class 529-E	88,165	2,121		41.56
Class 529-T	12	—	*	41.93
Class 529-F-1	191,718	4,597		41.70
Class R-1	66,551	1,606		41.45
Class R-2	610,804	14,804		41.26
Class R-2E	92,423	2,215		41.72
Class R-3	1,604,140	38,621		41.54
Class R-4	2,873,839	68,945		41.68
Class R-5E	292,060	6,977		41.86
Class R-5	995,876	23,760		41.91
Class R-6	23,486,164	559,802		41.96

*	Amount less than one thousand.

See notes to financial statements.

Washington Mutual Investors Fund	9

Statement of operations
for the year ended April 30, 2020	(dollars in thousands)

Investment income:
Income:
Dividends (net of non-U.S. taxes of $25,963; also includes $16,733 from affiliates)	$3,003,071
Interest	931	$3,004,002
Fees and expenses*:
Investment advisory services	273,055
Distribution services	203,592
Transfer agent services	79,842
Administrative services	35,738
Reports to shareholders	2,818
Registration statement and prospectus	3,024
Board members’ compensation	1,117
Auditing and legal	424
Custodian	1,441
Other	2,021	603,072
Net investment income		2,400,930

Net realized gain and unrealized depreciation:
Net realized gain (loss) on:
Investments:
Unaffiliated issuers	3,109,517
Affiliated issuers	365
Currency transactions	(759)
In-kind redemptions	150,072	3,259,195
Net unrealized depreciation on:
Investments:
Unaffiliated issuers	(9,598,446)
Affiliated issuers	(246,534)	(9,844,980)
Net realized gain and unrealized depreciation		(6,585,785)

Net decrease in net assets resulting from operations		$(4,184,855)

*	Additional information related to class-specific fees and expenses is included in the notes to financial statements.

Statements of changes in net assets
(dollars in thousands)

	Year ended April 30,
	2020	2019
Operations:
Net investment income	$2,400,930	$2,159,076
Net realized gain	3,259,195	4,766,969
Net unrealized (depreciation) appreciation	(9,844,980)	4,839,679
Net (decrease) increase in net assets resulting from operations	(4,184,855)	11,765,724

Distributions paid to shareholders	(8,467,507)	(7,793,515)

Net capital share transactions	8,806,566	11,543,884

Total (decrease) increase in net assets	(3,845,796)	15,516,093

Net assets:
Beginning of year	117,095,544	101,579,451
End of year	$113,249,748	$117,095,544

See notes to financial statements.

10	Washington Mutual Investors Fund

Notes to financial statements

1. Organization

Washington Mutual Investors Fund (the “fund”) is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund’s investment objective is to produce income and to provide an opportunity for growth of principal consistent with sound common stock investing.

The fund has 19 share classes consisting of six retail share classes (Classes A, C, T, F-1, F-2 and F-3), five 529 college savings plan share classes (Classes 529-A, 529-C, 529-E, 529-T and 529-F-1) and eight retirement plan share classes (Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6). The 529 college savings plan share classes can be used to save for college education. The retirement plan share classes are generally offered only through eligible employer-sponsored retirement plans. The fund’s share classes are described further in the following table:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Classes A and 529-A	Up to 5.75%	None (except 1% for certain redemptions within 18 months of purchase without an initial sales charge)	None
Class C	None	1% for redemptions within one year of purchase	Class C converts to Class F-1 after 10 years
Class 529-C	None	1% for redemptions within one year of purchase	Class 529-C converts to Class 529-A after 10 years
Class 529-E	None	None	None
Classes T and 529-T*	Up to 2.50%	None	None
Classes F-1, F-2, F-3 and 529-F-1	None	None	None
Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6	None	None	None
*	Class T and 529-T shares are not available for purchase.

Holders of all share classes have equal pro rata rights to the assets, dividends and liquidation proceeds of the fund. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses (“class-specific fees and expenses”), primarily due to different arrangements for distribution, transfer agent and administrative services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each share class.

2. Significant accounting policies

The fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. The fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP”). These principles require the fund’s investment adviser to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. Subsequent events, if any, have been evaluated through the date of issuance in the preparation of the financial statements. The fund follows the significant accounting policies described in this section, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income — Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations — Income, fees and expenses (other than class-specific fees and expenses), realized gains and losses and unrealized appreciation and depreciation are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, transfer agent and administrative services, are charged directly to the respective share class.

Distributions paid to shareholders — Income dividends and capital gain distributions are recorded on the ex-dividend date.

Washington Mutual Investors Fund	11

Shares redeemed — The fund normally redeems shares in cash; however, under certain conditions and circumstances, payment of the redemption price wholly or partly with portfolio securities or other fund assets may be permitted. A redemption of shares in-kind is based upon the closing value of the shares being redeemed as of the trade date. Realized gains/losses resulting from redemptions of shares in-kind are reflected separately in the statement of operations.

3. Valuation

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by U.S. GAAP. The net asset value of each share class of the fund is generally determined as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open.

Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.

Fixed income securities, including short-term securities, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the following inputs: benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads, interest rate volatilities, and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data.

When the fund’s investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or deemed to be not representative), fixed-income securities will be valued in good faith at the mean quoted bid and ask prices that are reasonably and timely available (or bid prices, if ask prices are not available) or at prices for securities of comparable maturity, quality and type.

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described for either equity or fixed-income securities, depending on which method is deemed most appropriate by the fund’s investment adviser. The Capital Group Central Cash Fund (“CCF”), a fund within the Capital Group Central Fund Series (“Central Funds”), is valued based upon a floating net asset value, which fluctuates with changes in the value of CCF’s portfolio securities. The underlying securities are valued based on the policies and procedures in CCF’s statement of additional information.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by authority of the fund’s board of trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of each share class of the fund is determined. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Processes and structure — The fund’s board of trustees has delegated authority to the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation teams. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the board of trustees. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.

12	Washington Mutual Investors Fund

The fund’s investment adviser has also established a Fixed-Income Pricing Review Group to administer and oversee the fixed-income valuation process, including the use of fixed-income pricing vendors. This group regularly reviews pricing vendor information and market data. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews, including an annual control self-evaluation program facilitated by the investment adviser’s compliance group.

Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. At April 30, 2020, all of the fund’s investments were classified as Level 1.

4. Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

Market conditions — The prices of, and the income generated by, the common stocks and other securities held by the fund may decline – sometimes rapidly or unpredictably – due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental, governmental agency or central bank responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Economies and financial markets throughout the world are highly interconnected. Economic, financial or political events, trading and tariff arrangements, wars, terrorism, cybersecurity events, natural disasters, public health emergencies (such as the spread of infectious disease) and other circumstances in one country or region could have impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries affected, the value and liquidity of the fund’s investments may be negatively affected by developments in other countries and regions.

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance, major litigation related to the issuer, changes in government regulations affecting the issuer or its competitive environment and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in income-oriented stocks — The value of the fund’s securities and income provided by the fund may be reduced by changes in the dividend policies of, and the capital resources available for dividend payments at, the companies in which the fund invests.

Investing in growth-oriented stocks — Growth-oriented common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) may involve larger price swings and greater potential for loss than other types of investments.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses, including models, tools and data, employed by the investment adviser in this process may be flawed or incorrect and may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

5. Taxation and distributions

Federal income taxation — The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the year ended April 30, 2020, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any significant interest or penalties.

Washington Mutual Investors Fund	13

The fund’s tax returns are not subject to examination by federal, state and, if applicable, non-U.S. tax authorities after the expiration of each jurisdiction’s statute of limitations, which is generally three years after the date of filing but can be extended in certain jurisdictions.

Non-U.S. taxation — Dividend and interest income are recorded net of non-U.S. taxes paid. The fund may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. As a result of rulings from European courts, the fund filed for additional reclaims related to prior years. These reclaims are recorded when the amount is known and there are no significant uncertainties on collectability. Gains realized by the fund on the sale of securities in certain countries, if any, may be subject to non-U.S. taxes. If applicable, the fund records an estimated deferred tax liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

Distributions — Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; deferred expenses; cost of investments sold and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes. The fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.

During the year ended April 30, 2020, the fund reclassified $217,232,000 from total distributable earnings to capital paid in on shares of beneficial interest to align financial reporting with tax reporting.

As of April 30, 2020, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investments were as follows (dollars in thousands):

Undistributed ordinary income	$310,980
Post-October capital loss deferral*	(257,785)
Gross unrealized appreciation on investments	33,646,915
Gross unrealized depreciation on investments	(4,808,967)
Net unrealized appreciation on investments	28,837,948
Cost of investments	84,338,865

*	This deferral is considered incurred in the subsequent year.

Distributions paid were characterized for tax purposes as follows (dollars in thousands):

	Year ended April 30, 2020						Year ended April 30, 2019
Share class	Ordinary income		Long-term capital gains		Total distributions paid		Ordinary income		Long-term capital gains	Total distributions paid
Class A	$1,127,019		$3,022,747		$4,149,766		$1,077,377		$3,056,582	$4,133,959
Class C	19,738		87,744		107,482		19,010		90,004	109,014
Class T	—	†	—	†	—	†	—	†	1	1
Class F-1	52,103		143,629		195,732		49,625		149,257	198,882
Class F-2	390,177		926,177		1,316,354		299,379		726,357	1,025,736
Class F-3	88,991		202,344		291,335		60,260		137,940	198,200
Class 529-A	43,609		120,493		164,102		41,752		124,202	165,954
Class 529-C	2,780		13,040		15,820		3,046		15,669	18,715
Class 529-E	1,619		5,160		6,779		1,649		5,667	7,316
Class 529-T	—	†	1		1		—	†	1	1
Class 529-F-1	4,178		10,109		14,287		3,418		8,701	12,119
Class R-1	887		4,216		5,103		961		4,852	5,813
Class R-2	7,835		36,071		43,906		7,897		39,016	46,913
Class R-2E	1,407		5,084		6,491		1,085		3,909	4,994
Class R-3	28,956		96,071		125,027		29,854		106,193	136,047
Class R-4	62,912		175,158		238,070		65,523		194,600	260,123
Class R-5E	3,947		8,484		12,431		1,218		2,267	3,485
Class R-5	28,097		68,706		96,803		29,335		76,367	105,702
Class R-6	514,173		1,163,845		1,678,018		404,779		955,762	1,360,541
Total	$2,378,428		$6,089,079		$8,467,507		$2,096,168		$5,697,347	$7,793,515

†	Amount less than one thousand.

14	Washington Mutual Investors Fund

6. Fees and transactions with related parties

CRMC, the fund’s investment adviser, is the parent company of American Funds Distributors®, Inc. (“AFD”), the principal underwriter of the fund’s shares, and American Funds Service Company® (“AFS”), the fund’s transfer agent. CRMC, AFD and AFS are considered related parties to the fund.

Investment advisory services — The fund has an investment advisory and service agreement with CRMC that provides for monthly fees accrued daily. These fees are based on a series of decreasing annual rates beginning with 0.342% on the first $3 billion of daily net assets and decreasing to 0.2115% on such assets in excess of $116 billion. For the year ended April 30, 2020, the investment advisory services fee was $273,055,000, which was equivalent to an annualized rate of 0.229% of average daily net assets.

Class-specific fees and expenses — Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are further described below:

Distribution services — The fund has plans of distribution for all share classes, except Class F-2, F-3, R-5E, R-5 and R-6 shares. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.25% to 1.00% as noted in this section. In some cases, the board of trustees has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes with a plan may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

Share class	Currently approved limits	Plan limits
Class A	0.25%	0.25%
Class 529-A	0.25	0.50
Classes C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Class R-2E	0.60	0.85
Classes 529-E and R-3	0.50	0.75
Classes T, F-1, 529-T, 529-F-1 and R-4	0.25	0.50

For Class A and 529-A shares, distribution-related expenses include the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These share classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limits are not exceeded. As of April 30, 2020, unreimbursed expenses subject to reimbursement totaled $601,000 for Class A shares. There were no unreimbursed expenses subject to reimbursement for Class 529-A shares.

Transfer agent services — The fund has a shareholder services agreement with AFS under which the fund compensates AFS for providing transfer agent services to each of the fund’s share classes. These services include recordkeeping, shareholder communications and transaction processing. In addition, the fund reimburses AFS for amounts paid to third parties for performing transfer agent services on behalf of fund shareholders.

Administrative services — The fund has an administrative services agreement with CRMC under which the fund compensates CRMC for providing administrative services to all share classes. Administrative services are provided by CRMC and its affiliates to help assist third parties providing non-distribution services to fund shareholders. These services include providing in depth information on the fund and market developments that impact fund investments. Administrative services also include, but are not limited to, coordinating, monitoring and overseeing third parties that provide services to fund shareholders. The agreement provides the fund the ability to charge an administrative services fee at the annual rate of 0.05% of the daily net assets attributable to each share class of the fund. Prior to July 1, 2019, Class A shares paid CRMC an administrative services fee at the annual rate of 0.01% of daily net assets and all other share classes paid a fee at the annual rate of 0.05% of their respective daily net assets. The fund’s board of trustees authorized the fund to pay CRMC effective July 1, 2019, an administrative services fee at the annual rate of 0.03% of the average daily net assets attributable to each share class of the fund (which could increase as noted above) for CRMC’s provision of administrative services.

Washington Mutual Investors Fund	15

529 plan services — Each 529 share class is subject to service fees to compensate the Virginia College Savings Plan (“Virginia529”) for its oversight and administration of the CollegeAmerica 529 college savings plan. The fee is based on the combined net assets invested in Class 529 and ABLE shares of the American Funds. Class ABLE shares are offered on other American Funds by Virginia529 through ABLEAmerica, a tax-advantaged savings program for individuals with disabilities. Prior to January 1, 2020, the quarterly fee was based on a series of decreasing annual rates beginning with 0.10% on the first $20 billion of the combined net assets invested in the American Funds and decreasing to 0.03% on such assets in excess of $100 billion. Effective January 1, 2020, the quarterly fee was amended to a series of decreasing annual rates beginning with 0.09% on the first $20 billion of the combined net assets invested in the American Funds and decreasing to 0.03% on such assets in excess of $100 billion. The fee for any given calendar quarter is accrued and calculated on the basis of the average net assets of Class 529 and ABLE shares of the American Funds for the last month of the prior calendar quarter. The fee is included in other expenses in the fund’s statement of operations. Virginia529 is not considered a related party to the fund.

For the year ended April 30, 2020, class-specific expenses under the agreements were as follows (dollars in thousands):

Share class	Distribution services	Transfer agent services		Administrative services		529 plan services
Class A	$147,392	$42,237		$15,747		Not applicable
Class C	16,713	1,182		563		Not applicable
Class T	—	—	*	—	*	Not applicable
Class F-1	6,961	3,466		932		Not applicable
Class F-2	Not applicable	21,118		6,039		Not applicable
Class F-3	Not applicable	198		1,308		Not applicable
Class 529-A	5,443	1,464		780		$1,501
Class 529-C	2,417	159		84		161
Class 529-E	488	34		33		64
Class 529-T	—	—	*	—	*	—	*
Class 529-F-1	—	122		65		126
Class R-1	800	81		27		Not applicable
Class R-2	5,158	2,411		230		Not applicable
Class R-2E	592	201		33		Not applicable
Class R-3	9,234	2,834		618		Not applicable
Class R-4	8,394	3,335		1,122		Not applicable
Class R-5E	Not applicable	258		60		Not applicable
Class R-5	Not applicable	645		429		Not applicable
Class R-6	Not applicable	97		7,668		Not applicable
Total class-specific expenses	$203,592	$79,842		$35,738		$1,852

*	Amount less than one thousand.

Board members’ deferred compensation — Board members who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Board members’ compensation of $1,117,000 in the fund’s statement of operations reflects $1,769,000 in current fees (either paid in cash or deferred) and a net decrease of $652,000 in the value of the deferred amounts.

Affiliated officers and trustees — Officers and certain trustees of the fund are or may be considered to be affiliated with CRMC, AFD and AFS. No affiliated officers or trustees received any compensation directly from the fund.

Investment in CCF — The fund holds shares of CCF, an institutional prime money market fund managed by CRMC. CCF invests in high-quality, short-term money market instruments. CCF is used as the primary investment vehicle for the fund’s short-term investments. CCF shares are only available for purchase by CRMC, its affiliates, and other funds managed by CRMC or its affiliates, and are not available to the public. CRMC does not receive an investment advisory services fee from CCF.

Security transactions with related funds — The fund purchased securities from, and sold securities to, other funds managed by CRMC (or funds managed by certain affiliates of CRMC) under procedures adopted by the fund’s board of trustees. The funds involved in such transactions are considered related by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers. Each transaction was executed at the current market price of the security and no brokerage commissions or fees were paid in accordance with Rule 17a-7 of the 1940 Act. During the year ended April 30, 2020, the fund engaged in such purchase and sale transactions with related funds in the amounts of $1,369,052,000 and $1,001,480,000, respectively, which generated $222,294,000 of net realized gains from such sales.

16	Washington Mutual Investors Fund

Interfund lending — Pursuant to an exemptive order issued by the SEC, the fund, along with other CRMC-managed funds (or funds managed by certain affiliates of CRMC), may participate in an interfund lending program. The program provides an alternate credit facility that permits the funds to lend or borrow cash for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. The fund did not lend or borrow cash through the interfund lending program at any time during the year ended April 30, 2020.

7. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

	Sales*		Reinvestments of distributions			Repurchases*		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares		Amount	Shares	Amount	Shares

Year ended April 30, 2020

Class A	$4,310,591	97,037	$4,064,002	88,829		$(7,388,459)	(166,408)	$986,134	19,458
Class C	270,327	6,115	106,433	2,339		(444,857)	(10,098)	(68,097)	(1,644)
Class T	—	—	—	—		—	—	—	—
Class F-1	482,219	10,649	191,658	4,203		(683,953)	(15,370)	(10,076)	(518)
Class F-2	6,953,320	155,049	1,282,497	28,159		(4,874,842)	(111,308)	3,360,975	71,900
Class F-3	1,611,667	35,772	288,191	6,330		(815,459)	(18,484)	1,084,399	23,618
Class 529-A	247,298	5,433	164,049	3,594		(425,811)	(9,352)	(14,464)	(325)
Class 529-C	32,347	716	15,812	346		(80,590)	(1,775)	(32,431)	(713)
Class 529-E	8,117	182	6,776	149		(21,263)	(471)	(6,370)	(140)
Class 529-T	—	—	1	—	†	—	—	1	— †
Class 529-F-1	48,168	1,055	14,281	315		(37,407)	(824)	25,042	546
Class R-1	10,510	242	5,073	111		(28,780)	(645)	(13,197)	(292)
Class R-2	140,710	3,175	43,834	964		(213,585)	(4,843)	(29,041)	(704)
Class R-2E	31,221	691	6,491	141		(28,857)	(649)	8,855	183
Class R-3	296,733	6,682	124,919	2,746		(598,919)	(13,373)	(177,267)	(3,945)
Class R-4	453,864	10,123	236,916	5,202		(1,022,972)	(22,708)	(332,192)	(7,383)
Class R-5E	229,823	5,022	12,429	276		(39,025)	(887)	203,227	4,411
Class R-5	191,648	4,254	96,605	2,111		(556,286)	(12,129)	(268,033)	(5,764)
Class R-6	5,247,977	118,900	1,674,337	36,752		(2,833,213)	(62,208)	4,089,101	93,444
Total net increase (decrease)	$20,566,540	461,097	$8,334,304	182,567		$(20,094,278)	(451,532)	$8,806,566	192,132

Year ended April 30, 2019

Class A	$4,032,396	90,270	$4,047,842	93,861		$(6,649,161)	(148,577)	$1,431,077	35,554
Class C	364,338	8,248	108,003	2,546		(393,435)	(8,897)	78,906	1,897
Class T	—	—	—	—		—	—	—	—
Class F-1	606,776	13,532	194,973	4,536		(826,559)	(18,435)	(24,810)	(367)
Class F-2	6,553,057	146,216	1,001,445	23,332		(3,116,691)	(70,055)	4,437,811	99,493
Class F-3	1,579,277	35,211	193,774	4,511		(583,068)	(13,095)	1,189,983	26,627
Class 529-A	246,808	5,507	165,881	3,855		(362,196)	(8,093)	50,493	1,269
Class 529-C	35,013	786	18,710	438		(87,549)	(1,959)	(33,826)	(735)
Class 529-E	10,597	241	7,313	171		(20,211)	(455)	(2,301)	(43)
Class 529-T	—	—	1	—	†	—	—	1	— †
Class 529-F-1	55,035	1,232	12,115	283		(30,958)	(692)	36,192	823
Class R-1	11,325	253	5,787	136		(23,850)	(535)	(6,738)	(146)
Class R-2	148,009	3,347	46,848	1,104		(217,516)	(4,934)	(22,659)	(483)
Class R-2E	42,283	945	4,994	117		(18,002)	(407)	29,275	655
Class R-3	402,952	9,107	135,978	3,181		(600,731)	(13,518)	(61,801)	(1,230)
Class R-4	1,270,832	28,325	260,080	6,062		(1,037,243)	(23,666)	493,669	10,721
Class R-5E	123,963	2,761	3,484	84		(24,296)	(551)	103,151	2,294
Class R-5	297,611	6,663	105,355	2,437		(1,151,100)	(25,491)	(748,134)	(16,391)
Class R-6	4,979,419	112,199	1,359,606	31,570		(1,745,430)	(38,834)	4,593,595	104,935
Total net increase (decrease)	$20,759,691	464,843	$7,672,189	178,224		$(16,887,996)	(378,194)	$11,543,884	264,873

*	Includes exchanges between share classes of the fund.
†	Amount less than one thousand.

Washington Mutual Investors Fund	17

8. Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $37,046,816,000 and $34,216,170,000, respectively, during the year ended April 30, 2020.

18	Washington Mutual Investors Fund

Financial highlights

		(Loss) income from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2]	Net assets, end of period (in millions)		Ratio of expenses to average net assets[3]		Ratio of net income to average net assets
Class A:
4/30/2020	$46.68	$.88	$(2.36)	$(1.48)	$(.88)	$(2.38)	$(3.26)	$41.94	(3.63)%	$54,235		.58%		1.93%
4/30/2019	45.27	.88	3.86	4.74	(.86)	(2.47)	(3.33)	46.68	11.26	59,459		.57		1.96
4/30/2018	42.89	.88	4.89	5.77	(.86)	(2.53)	(3.39)	45.27	13.77	56,052		.57		1.97
4/30/2017	39.38	.80	5.33	6.13	(.79)	(1.83)	(2.62)	42.89	15.91	53,976		.58		1.95
4/30/2016	41.23	.80	(.24)	.56	(.82)	(1.59)	(2.41)	39.38	1.62	50,717		.58		2.02
Class C:
4/30/2020	46.01	.54	(2.31)	(1.77)	(.53)	(2.38)	(2.91)	41.33	(4.33)	1,497		1.33		1.19
4/30/2019	44.66	.52	3.81	4.33	(.51)	(2.47)	(2.98)	46.01	10.40	1,742		1.35		1.18
4/30/2018	42.36	.52	4.81	5.33	(.50)	(2.53)	(3.03)	44.66	12.85	1,606		1.37		1.18
4/30/2017	38.92	.47	5.27	5.74	(.47)	(1.83)	(2.30)	42.36	14.99	1,643		1.38		1.15
4/30/2016	40.77	.48	(.24)	.24	(.50)	(1.59)	(2.09)	38.92	.82	1,588		1.38		1.23
Class T:
4/30/2020	46.68	1.00	(2.38)	(1.38)	(.99)	(2.38)	(3.37)	41.93	(3.39)[4]	—	[5]	.34	[4]	2.18	[4]
4/30/2019	45.27	.98	3.86	4.84	(.96)	(2.47)	(3.43)	46.68	11.50 [4]	—	[5]	.36	[4]	2.17	[4]
4/30/2018	42.89	.97	4.89	5.86	(.95)	(2.53)	(3.48)	45.27	14.01 [4]	—	[5]	.36	[4]	2.17	[4]
4/30/2017[6,7]	42.53	.01	.35	.36	—	—	—	42.89	.85 [4,8]	—	[5]	.02	[4,8]	.03	[4,8]
Class F-1:
4/30/2020	46.49	.85	(2.35)	(1.50)	(.85)	(2.38)	(3.23)	41.76	(3.68)	2,529		.64		1.88
4/30/2019	45.10	.84	3.84	4.68	(.82)	(2.47)	(3.29)	46.49	11.17	2,840		.66		1.88
4/30/2018	42.74	.84	4.87	5.71	(.82)	(2.53)	(3.35)	45.10	13.66	2,771		.67		1.89
4/30/2017	39.25	.76	5.32	6.08	(.76)	(1.83)	(2.59)	42.74	15.81	2,999		.67		1.86
4/30/2016	41.10	.76	(.23)	.53	(.79)	(1.59)	(2.38)	39.25	1.55	2,897		.66		1.94
Class F-2:
4/30/2020	46.64	.97	(2.37)	(1.40)	(.97)	(2.38)	(3.35)	41.89	(3.44)	18,175		.39		2.13
4/30/2019	45.24	.96	3.86	4.82	(.95)	(2.47)	(3.42)	46.64	11.47	16,882		.38		2.14
4/30/2018	42.86	.96	4.89	5.85	(.94)	(2.53)	(3.47)	45.24	14.00	11,874		.38		2.15
4/30/2017	39.36	.87	5.33	6.20	(.87)	(1.83)	(2.70)	42.86	16.10	9,463		.41		2.10
4/30/2016	41.21	.86	(.23)	.63	(.89)	(1.59)	(2.48)	39.36	1.81	6,097		.41		2.19
Class F-3:
4/30/2020	46.66	1.02	(2.37)	(1.35)	(1.02)	(2.38)	(3.40)	41.91	(3.33)	4,154		.27		2.24
4/30/2019	45.26	1.00	3.86	4.86	(.99)	(2.47)	(3.46)	46.66	11.56	3,523		.30		2.22
4/30/2018	42.88	.94	4.96	5.90	(.99)	(2.53)	(3.52)	45.26	14.10	2,212		.30		2.10
4/30/2017[6,9]	41.86	.15	1.10	1.25	(.23)	—	(.23)	42.88	2.98 [8]	249		.08	[8]	.35	[8]
Class 529-A:
4/30/2020	46.56	.86	(2.35)	(1.49)	(.86)	(2.38)	(3.24)	41.83	(3.66)	2,142		.63		1.89
4/30/2019	45.16	.84	3.85	4.69	(.82)	(2.47)	(3.29)	46.56	11.18	2,400		.65		1.88
4/30/2018	42.80	.84	4.88	5.72	(.83)	(2.53)	(3.36)	45.16	13.67	2,270		.65		1.88
4/30/2017	39.30	.77	5.32	6.09	(.76)	(1.83)	(2.59)	42.80	15.82	1,982		.66		1.86
4/30/2016	41.15	.76	(.24)	.52	(.78)	(1.59)	(2.37)	39.30	1.52	1,788		.68		1.93

See end of table for footnotes.

Washington Mutual Investors Fund	19

Financial highlights (continued)

		(Loss) income from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2]	Net assets, end of period (in millions)		Ratio of expenses to average net assets[3]		Ratio of net income to average net assets
Class 529-C:
4/30/2020	$46.25	$.53	$(2.33)	$(1.80)	$(.51)	$(2.38)	$(2.89)	$41.56	(4.38)%	$216		1.36%		1.16%
4/30/2019	44.87	.51	3.83	4.34	(.49)	(2.47)	(2.96)	46.25	10.36	273		1.39		1.15
4/30/2018	42.48	.52	4.82	5.34	(.42)	(2.53)	(2.95)	44.87	12.83	298		1.42		1.17
4/30/2017	39.03	.45	5.27	5.72	(.44)	(1.83)	(2.27)	42.48	14.91	470		1.43		1.10
4/30/2016	40.88	.45	(.23)	.22	(.48)	(1.59)	(2.07)	39.03	.74	442		1.45		1.15
Class 529-E:
4/30/2020	46.27	.75	(2.33)	(1.58)	(.75)	(2.38)	(3.13)	41.56	(3.89)	88		.86		1.66
4/30/2019	44.90	.74	3.82	4.56	(.72)	(2.47)	(3.19)	46.27	10.91	105		.89		1.65
4/30/2018	42.57	.73	4.85	5.58	(.72)	(2.53)	(3.25)	44.90	13.40	103		.89		1.65
4/30/2017	39.10	.66	5.30	5.96	(.66)	(1.83)	(2.49)	42.57	15.54	100		.90		1.62
4/30/2016	40.95	.66	(.24)	.42	(.68)	(1.59)	(2.27)	39.10	1.29	92		.92		1.68
Class 529-T:
4/30/2020	46.68	.97	(2.37)	(1.40)	(.97)	(2.38)	(3.35)	41.93	(3.44)[4]	—	[5]	.38	[4]	2.14	[4]
4/30/2019	45.27	.95	3.86	4.81	(.93)	(2.47)	(3.40)	46.68	11.44 [4]	—	[5]	.41	[4]	2.12	[4]
4/30/2018	42.89	.94	4.90	5.84	(.93)	(2.53)	(3.46)	45.27	13.95 [4]	—	[5]	.42	[4]	2.10	[4]
4/30/2017[6,7]	42.53	.01	.35	.36	—	—	—	42.89	.85 [4,8]	—	[5]	.03	[4,8]	.02	[4,8]
Class 529-F-1:
4/30/2020	46.44	.96	(2.35)	(1.39)	(.97)	(2.38)	(3.35)	41.70	(3.45)	192		.40		2.12
4/30/2019	45.06	.94	3.84	4.78	(.93)	(2.47)	(3.40)	46.44	11.42	188		.42		2.11
4/30/2018	42.71	.94	4.87	5.81	(.93)	(2.53)	(3.46)	45.06	13.93	146		.42		2.10
4/30/2017	39.23	.85	5.31	6.16	(.85)	(1.83)	(2.68)	42.71	16.06	126		.44		2.08
4/30/2016	41.08	.84	(.23)	.61	(.87)	(1.59)	(2.46)	39.23	1.76	110		.46		2.15
Class R-1:
4/30/2020	46.13	.52	(2.31)	(1.79)	(.51)	(2.38)	(2.89)	41.45	(4.37)	67		1.37		1.15
4/30/2019	44.76	.51	3.82	4.33	(.49)	(2.47)	(2.96)	46.13	10.37	88		1.39		1.14
4/30/2018	42.45	.51	4.82	5.33	(.49)	(2.53)	(3.02)	44.76	12.82	92		1.39		1.15
4/30/2017	39.00	.46	5.28	5.74	(.46)	(1.83)	(2.29)	42.45	14.98	93		1.39		1.14
4/30/2016	40.85	.47	(.23)	.24	(.50)	(1.59)	(2.09)	39.00	.81	93		1.39		1.22
Class R-2:
4/30/2020	45.94	.52	(2.31)	(1.79)	(.51)	(2.38)	(2.89)	41.26	(4.37)	611		1.37		1.15
4/30/2019	44.60	.51	3.80	4.31	(.50)	(2.47)	(2.97)	45.94	10.37	712		1.39		1.14
4/30/2018	42.31	.51	4.81	5.32	(.50)	(2.53)	(3.03)	44.60	12.82	713		1.39		1.15
4/30/2017	38.88	.46	5.26	5.72	(.46)	(1.83)	(2.29)	42.31	14.97	736		1.39		1.13
4/30/2016	40.73	.49	(.23)	.26	(.52)	(1.59)	(2.11)	38.88	.85	718		1.36		1.25
Class R-2E:
4/30/2020	46.43	.66	(2.34)	(1.68)	(.65)	(2.38)	(3.03)	41.72	(4.09)	92		1.07		1.45
4/30/2019	45.05	.64	3.85	4.49	(.64)	(2.47)	(3.11)	46.43	10.69	94		1.09		1.43
4/30/2018	42.71	.62	4.89	5.51	(.64)	(2.53)	(3.17)	45.05	13.19	62		1.09		1.39
4/30/2017	39.26	.55	5.33	5.88	(.60)	(1.83)	(2.43)	42.71	15.27	31		1.10		1.35
4/30/2016	41.18	.52	(.07)	.45	(.78)	(1.59)	(2.37)	39.26	1.35	8		1.01		1.40

20	Washington Mutual Investors Fund

		(Loss) income from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2]	Net assets, end of period (in millions)		Ratio of expenses to average net assets[3]		Ratio of net income to average net assets
Class R-3:
4/30/2020	$46.24	$.72	$(2.32)	$(1.60)	$(.72)	$(2.38)	$(3.10)	$41.54	(3.94)%	$1,604		.92%		1.60%
4/30/2019	44.87	.71	3.82	4.53	(.69)	(2.47)	(3.16)	46.24	10.86	1,968		.94		1.59
4/30/2018	42.54	.71	4.84	5.55	(.69)	(2.53)	(3.22)	44.87	13.34	1,965		.94		1.59
4/30/2017	39.08	.65	5.28	5.93	(.64)	(1.83)	(2.47)	42.54	15.49	1,890		.95		1.58
4/30/2016	40.94	.65	(.25)	.40	(.67)	(1.59)	(2.26)	39.08	1.23	1,767		.95		1.66
Class R-4:
4/30/2020	46.41	.86	(2.35)	(1.49)	(.86)	(2.38)	(3.24)	41.68	(3.67)	2,874		.62		1.90
4/30/2019	45.03	.85	3.83	4.68	(.83)	(2.47)	(3.30)	46.41	11.19	3,542		.64		1.89
4/30/2018	42.68	.84	4.87	5.71	(.83)	(2.53)	(3.36)	45.03	13.70	2,954		.64		1.89
4/30/2017	39.20	.77	5.31	6.08	(.77)	(1.83)	(2.60)	42.68	15.83	2,683		.64		1.88
4/30/2016	41.06	.77	(.25)	.52	(.79)	(1.59)	(2.38)	39.20	1.54	2,306		.65		1.96
Class R-5E:
4/30/2020	46.61	.95	(2.35)	(1.40)	(.97)	(2.38)	(3.35)	41.86	(3.45)	292		.41		2.11
4/30/2019	45.23	.94	3.85	4.79	(.94)	(2.47)	(3.41)	46.61	11.41	120		.43		2.11
4/30/2018	42.86	.85	4.98	5.83	(.93)	(2.53)	(3.46)	45.23	13.93	12		.43		1.88
4/30/2017	39.36	.75	5.42	6.17	(.84)	(1.83)	(2.67)	42.86	16.04	—	[5]	.48		1.82
4/30/2016[6,10]	41.13	.33	(.03)	.30	(.48)	(1.59)	(2.07)	39.36	.97 [8]	—	[5]	.22	[8]	.87	[8]
Class R-5:
4/30/2020	46.66	1.01	(2.38)	(1.37)	(1.00)	(2.38)	(3.38)	41.91	(3.38)	996		.32		2.20
4/30/2019	45.25	.99	3.85	4.84	(.96)	(2.47)	(3.43)	46.66	11.53	1,378		.34		2.20
4/30/2018	42.87	.98	4.89	5.87	(.96)	(2.53)	(3.49)	45.25	14.04	2,078		.34		2.20
4/30/2017	39.37	.90	5.32	6.22	(.89)	(1.83)	(2.72)	42.87	16.16	2,137		.35		2.18
4/30/2016	41.22	.89	(.24)	.65	(.91)	(1.59)	(2.50)	39.37	1.87	1,949		.35		2.26
Class R-6:
4/30/2020	46.71	1.03	(2.37)	(1.34)	(1.03)	(2.38)	(3.41)	41.96	(3.32)	23,486		.27		2.25
4/30/2019	45.29	1.01	3.87	4.88	(.99)	(2.47)	(3.46)	46.71	11.60	21,782		.29		2.23
4/30/2018	42.91	.99	4.90	5.89	(.98)	(2.53)	(3.51)	45.29	14.09	16,371		.29		2.22
4/30/2017	39.40	.91	5.34	6.25	(.91)	(1.83)	(2.74)	42.91	16.23	11,692		.30		2.21
4/30/2016	41.25	.90	(.23)	.67	(.93)	(1.59)	(2.52)	39.40	1.91	7,800		.30		2.30

	Year ended April 30,
	2020	2019	2018	2017	2016
Portfolio turnover rate for all share classes[11]	30%	25%	25%	21%	30%

[1]	Based on average shares outstanding.
[2]	Total returns exclude any applicable sales charges, including contingent deferred sales charges.
[3]	Ratios do not include expenses of any Central Funds. The fund indirectly bears its proportionate share of the expenses of any Central Funds.
[4]	All or a significant portion of assets in this class consisted of seed capital invested by CRMC and/or its affiliates. Fees for distribution services are not charged or accrued on these seed capital assets. If such fees were paid by the fund on seed capital assets, fund expenses would have been higher and net income and total return would have been lower.
[5]	Amount less than $1 million.
[6]	Based on operations for a period that is less than a full year.
[7]	Class T and 529-T shares began investment operations on April 7, 2017.
[8]	Not annualized.
[9]	Class F-3 shares began investment operations on January 27, 2017.
[10]	Class R-5E shares began investment operations on November 20, 2015.
[11]	Rates do not include the fund’s portfolio activity with respect to any Central Funds.

See notes to financial statements.

Washington Mutual Investors Fund	21

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Washington Mutual Investors Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the summary investment portfolio, of Washington Mutual Investors Fund (the “Fund”) as of April 30, 2020, the related statement of operations for the year ended April 30, 2020, the statement of changes in net assets for each of the two years in the period ended April 30, 2020, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of April 30, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended April 30, 2020 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of April 30, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Los Angeles, California
June 10, 2020

We have served as the auditor of one or more investment companies in The Capital Group Companies Investment Company Complex since 1934.

22	Washington Mutual Investors Fund

Expense example	unaudited

As a fund shareholder, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (November 1, 2019, through April 30, 2020).

Actual expenses:

The first line of each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:

Retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F-1, F-2, F-3 and 529-F-1 shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the table on the following page are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Washington Mutual Investors Fund	23

	Beginning account value 11/1/2019	Ending account value 4/30/2020	Expenses paid during period*	Annualized expense ratio
Class A – actual return	$1,000.00	$928.93	$2.78	.58%
Class A – assumed 5% return	1,000.00	1,021.98	2.92	.58
Class C – actual return	1,000.00	925.59	6.32	1.32
Class C – assumed 5% return	1,000.00	1,018.30	6.62	1.32
Class T – actual return	1,000.00	929.92	1.58	.33
Class T – assumed 5% return	1,000.00	1,023.22	1.66	.33
Class F-1 – actual return	1,000.00	928.66	3.07	.64
Class F-1 – assumed 5% return	1,000.00	1,021.68	3.22	.64
Class F-2 – actual return	1,000.00	929.87	1.82	.38
Class F-2 – assumed 5% return	1,000.00	1,022.97	1.91	.38
Class F-3 – actual return	1,000.00	930.23	1.30	.27
Class F-3 – assumed 5% return	1,000.00	1,023.52	1.36	.27
Class 529-A – actual return	1,000.00	928.63	2.97	.62
Class 529-A – assumed 5% return	1,000.00	1,021.78	3.12	.62
Class 529-C – actual return	1,000.00	925.29	6.46	1.35
Class 529-C – assumed 5% return	1,000.00	1,018.15	6.77	1.35
Class 529-E – actual return	1,000.00	927.49	4.07	.85
Class 529-E – assumed 5% return	1,000.00	1,020.64	4.27	.85
Class 529-T – actual return	1,000.00	929.71	1.82	.38
Class 529-T – assumed 5% return	1,000.00	1,022.97	1.91	.38
Class 529-F-1 – actual return	1,000.00	929.66	1.87	.39
Class 529-F-1 – assumed 5% return	1,000.00	1,022.92	1.96	.39
Class R-1 – actual return	1,000.00	925.25	6.56	1.37
Class R-1 – assumed 5% return	1,000.00	1,018.05	6.87	1.37
Class R-2 – actual return	1,000.00	925.21	6.56	1.37
Class R-2 – assumed 5% return	1,000.00	1,018.05	6.87	1.37
Class R-2E – actual return	1,000.00	926.56	5.13	1.07
Class R-2E – assumed 5% return	1,000.00	1,019.54	5.37	1.07
Class R-3 – actual return	1,000.00	927.26	4.41	.92
Class R-3 – assumed 5% return	1,000.00	1,020.29	4.62	.92
Class R-4 – actual return	1,000.00	928.59	2.93	.61
Class R-4 – assumed 5% return	1,000.00	1,021.83	3.07	.61
Class R-5E – actual return	1,000.00	929.59	1.92	.40
Class R-5E – assumed 5% return	1,000.00	1,022.87	2.01	.40
Class R-5 – actual return	1,000.00	929.98	1.49	.31
Class R-5 – assumed 5% return	1,000.00	1,023.32	1.56	.31
Class R-6 – actual return	1,000.00	930.38	1.25	.26
Class R-6 – assumed 5% return	1,000.00	1,023.57	1.31	.26

*	The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 366 (to reflect the one-half year period).

24	Washington Mutual Investors Fund

Tax information	unaudited

We are required to advise you of the federal tax status of certain distributions received by shareholders during the fiscal year. The fund hereby designates the following amounts for the fund’s fiscal year ended April 30, 2020:

Long-term capital gains	$6,155,894,000
Qualified dividend income	100%
Corporate dividends received deduction	100%
U.S. government income that may be exempt from state taxation	$37,562,000

Individual shareholders should refer to their Form 1099 or other tax information, which will be mailed in January 2021, to determine the calendar year amounts to be included on their 2020 tax returns. Shareholders should consult their tax advisors.

Washington Mutual Investors Fund	25

Liquidity Risk Management Program

The fund has adopted a liquidity risk management program (the “program”). The fund’s board has designated Capital Research and Management Company (“CRMC”) as the administrator of the program. Personnel of CRMC or its affiliates conduct the day-to-day operation of the program pursuant to policies and procedures administered by the Capital Group Liquidity Risk Management Committee.

Under the program, CRMC manages the fund’s liquidity risk, which is the risk that the fund could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the fund. This risk is managed by monitoring the degree of liquidity of the fund’s investments, limiting the amount of the fund’s illiquid investments, and utilizing various risk management tools and facilities available to the fund for meeting shareholder redemptions, among other means. CRMC’s process of determining the degree of liquidity of the fund’s investments is supported by one or more third-party liquidity assessment vendors.

The fund’s board reviewed a report prepared by CRMC regarding the operation and effectiveness of the program for the period December 1, 2018, through September 30, 2019. No significant liquidity events impacting the fund were noted in the report. In addition, CRMC provided its assessment that the program had been effective in managing the fund’s liquidity risk.

26	Washington Mutual Investors Fund

Board of trustees and other officers

Independent trustees1

Name and year of birth	Year first elected a trustee of the fund[2]	Principal occupation(s) during past five years	Number of portfolios in fund complex overseen by trustee[3]	Other directorships[4] held by trustee
Gina F. Adams, 1958	2019	Senior Vice President, Government Affairs, FedEx Corporation (transportation/logistics company)	1	None
Charles E. Andrews, 1952	2013	Board member and Advisor, MorganFranklin Consulting (business consulting and technology solutions); Consultant and corporate director; former CEO, MorganFranklin Consulting	1	Marriott Vacations Worldwide Corporation; NVR, Inc.
Nariman Farvardin, 1956 Chairman of the Board (Independent and Non-Executive)	2007	President, Stevens Institute of Technology	86	None
Mary Davis Holt, 1950	2010	Principal, Mary Davis Holt Enterprises, LLC (leadership development consulting); former Partner, Flynn Heath Holt Leadership, LLC (leadership consulting); former COO, Time Life Inc. (1993–2003)	86	None
R. Clark Hooper, 1946	2003	Private investor	89	None
Donald L. Nickles, 1948	2007	Chairman and CEO, The Nickles Group (consulting and business venture); former United States Senator (Oklahoma) (1981–2005)	1	Valero Energy Corporation
John Knox Singleton, 1948	2001	Former President and CEO, INOVA Health System	1	Healthcare Realty Trust, Inc.
Margaret Spellings, 1957	2015	President and CEO, Texas 2036; former President, Margaret Spellings & Company (public policy and strategic consulting); former President, The University of North Carolina; former President, George W. Bush Foundation	90	None

Interested trustees5,6

Name, year of birth and position with fund	Year first elected a trustee or officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund	Number of portfolios in fund complex overseen by trustee[3]	Other directorships[4] held by trustee
Alan N. Berro, 1960 Co-President	2012	Partner — Capital World Investors, Capital Research and Management Company; Partner — Capital World Investors, Capital Bank and Trust Company[7]; Director, Capital Research and Management Company; Director, The Capital Group Companies, Inc.	1	None
Eric H. Stern, 1964 Co-President	2014	Partner — Capital International Investors, Capital Research and Management Company; Partner — Capital International Investors, Capital Bank and Trust Company[7]	1	None

The fund’s statement of additional information includes further details about fund trustees and is available without charge upon request by calling American Funds Service Company at (800) 421-4225 or by visiting the Capital Group website at capitalgroup.com. The address for all trustees and officers of the fund is 6455 Irvine Center Drive, Irvine, CA 92618, Attention: Secretary.

Washington Mutual Investors Fund	27

Other officers6

Name, year of birth and position with fund	Year first elected an officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund
Paul F. Roye, 1953 Executive Vice President	2014	Senior Vice President and Senior Counsel — Fund Business Management Group, Capital Research and Management Company; Director, Capital Research and Management Company
Mark L. Casey, 1970 Senior Vice President	2019	Partner — Capital International Investors, Capital Research and Management Company; Director, The Capital Group Companies, Inc.
Brady L. Enright, 1967 Senior Vice President	2019	Partner — Capital World Investors, Capital Research and Management Company; Partner — Capital World Investors, Capital Bank and Trust Company[7]; Director, The Capital Group Companies, Inc.
Irfan M. Furniturewala, 1971 Senior Vice President	2020	Partner — Capital International Investors, Capital Research and Management Company
Jeffrey T. Lager, 1968 Senior Vice President	2013	Partner — Capital International Investors, Capital Research and Management Company
Jin Lee, 1969 Senior Vice President	2019	Partner — Capital World Investors, Capital Research and Management Company
Michael W. Stockton, 1967 Senior Vice President	1995	Senior Vice President — Fund Business Management Group, Capital Research and Management Company
Alan J. Wilson, 1961 Senior Vice President	2019	Partner — Capital World Investors, Capital Research and Management Company
Donald Rolfe, 1972 Vice President	2013	Senior Vice President and Senior Counsel — Fund Business Management Group, Capital Research and Management Company; Secretary, Capital Research and Management Company
Diana Wagner, 1973 Vice President	2015	Partner — Capital World Investors, Capital Research and Management Company; Director, Capital Research and Management Company
Jennifer L. Butler, 1966 Secretary	2005	Assistant Vice President — Fund Business Management Group, Capital Research and Management Company
Brian C. Janssen, 1972 Treasurer	2016	Vice President — Investment Operations, Capital Research and Management Company
Sandra Chuon, 1972 Assistant Treasurer	2019	Assistant Vice President — Investment Operations, Capital Research and Management Company
W. Michael Pattie, 1981 Assistant Treasurer	2020	Assistant Vice President — Investment Operations, Capital Research and Management Company

[1]	The term independent trustee refers to a trustee who is not an “interested person” of the fund within the meaning of the Investment Company Act of 1940.
[2]	Trustees and officers of the fund serve until their resignation, removal or retirement.
[3]	Funds managed by Capital Research and Management Company or its affiliates.
[4]	This includes all directorships/trusteeships (other than those in the American Funds or other funds managed by Capital Research and Management Company or its affiliates) that are held by each trustee as a trustee or director of a public company or a registered investment company.
[5]	The term interested trustee refers to a trustee who is an “interested person” within the meaning of the Investment Company Act of 1940, on the basis of their affiliation with the fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the fund’s principal underwriter).
[6]	All of the trustees and/or officers listed, with the exception of Diana Wagner, are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.
[7]	Company affiliated with Capital Research and Management Company.

28	Washington Mutual Investors Fund

Office of the fund

6455 Irvine Center Drive
Irvine, CA 92618-4518

Investment adviser

Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

Transfer agent for shareholder accounts

American Funds Service Company
(Write to the address near you.)

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

Custodian of assets

JPMorgan Chase Bank
270 Park Avenue
New York, NY 10017-2070

Counsel

Dechert LLP
1900 K Street, NW
Washington, DC 20006-1110

Independent registered public accounting firm

PricewaterhouseCoopers LLP
601 South Figueroa Street
Los Angeles, CA 90017-3874

Principal underwriter

American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the Capital Group website at capitalgroup.com.

“American Funds Proxy Voting Procedures and Principles” — which describes how we vote proxies relating to portfolio securities — is available on our website or upon request by calling AFS. The fund files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on our website.

A complete April 30, 2020, portfolio of Washington Mutual Investors Fund’s investments is available free of charge by calling AFS or visiting the SEC website (where it is part of Form N-CSR).

Washington Mutual Investors Fund files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form NPORT-P. This filing is available free of charge on the SEC website. Additionally, the list of portfolio holdings is available by calling AFS.

This report is for the information of shareholders of Washington Mutual Investors Fund, but it also may be used as sales literature when preceded or accompanied by the current prospectus or summary prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after June 30, 2020, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

The Standard & Poor’s 500 Composite Index (“Index”) is a product of S&P Dow Jones Indices LLC and/or its affiliates and has been licensed for use by Capital Group. Copyright © 2020 S&P Dow Jones Indices LLC, a division of S&P Global, and/or its affiliates. All rights reserved. Redistribution or reproduction in whole or in part are prohibited without written permission of S&P Dow Jones Indices LLC.

American Funds Distributors, Inc., member FINRA.

The Capital Advantage®

Since 1931, Capital Group, home of American Funds, has helped investors pursue long-term investment success. Our consistent approach — in combination with The Capital SystemSM — has resulted in superior outcomes.

Aligned with investor success

We base our decisions on a long-term perspective, which we believe aligns our goals with the interests of our clients. Our portfolio managers average 28 years of investment experience, including 22 years at our company, reflecting a career commitment to our long-term approach.1

The Capital System

The Capital System combines individual accountability with teamwork. Funds using The Capital System are divided into portions that are managed independently by investment professionals with diverse backgrounds, ages and investment approaches. An extensive global research effort is the backbone of our system.

American Funds’ superior outcomes

Equity funds have beaten their Lipper peer indexes in 92% of 10-year periods and 99% of 20-year periods.2 Fixed income funds have helped investors achieve diversification through attention to correlation between bonds and equities.3 Fund management fees have been among the lowest in the industry.4

[1]	Portfolio manager experience as of December 31, 2019.
[2]	Based on Class F-2 share results for rolling periods through December 31, 2019. Periods covered are the shorter of the fund’s lifetime or since the comparable Lipper index inception date (except Capital Income Builder and SMALLCAP World Fund, for which the Lipper average was used). Expenses differ for each share class, so results will vary. Visit capitalgroup.com for more information on specific expense adjustments and the actual dates of first sale.
[3]	Based on Class F-2 share results as of December 31, 2019. Fifteen of the 17 fixed income American Funds that have been in existence for the three-year period showed a three-year correlation below 0.2. Standard & Poor’s 500 Composite Index was used as an equity market proxy. Correlation based on monthly total returns. Correlation is a statistical measure of how two securities move in relation to each other. A correlation ranges from –1 to 1. A positive correlation close to 1 implies that as one security moves, either up or down, the other security will move in “lockstep,” in the same direction. A negative correlation close to –1 indicates that the securities have moved in the opposite direction.
[4]	On average, our management fees were in the lowest quintile 65% of the time, based on the 20-year period ended December 31, 2019, versus comparable Lipper categories, excluding funds of funds.

Class F-2 shares were first offered on August 1, 2008. Class F-2 share results prior to the date of first sale are hypothetical based on the results of the original share class of the fund without a sales charge, adjusted for typical estimated expenses. Results for certain funds with an inception date after August 1, 2008, also include hypothetical returns because those funds’ Class F-2 shares sold after the funds’ date of first offering. Visit capitalgroup.com for more information on specific expense adjustments and the actual dates of first sale.

All Capital Group trademarks mentioned are owned by The Capital Group Companies, Inc., an affiliated company or fund. All other company and product names mentioned are the property of their respective companies.

ITEM 2 – Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made by calling 800/421-4225 or to the Secretary of the Registrant, 6455 Irvine Center Drive, Irvine, California 92618.

ITEM 3 – Audit Committee Financial Expert

The Registrant’s board has determined that Charles E. Andrews, a member of the Registrant’s audit committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the audit committee and of the board, nor will it reduce the responsibility of the other audit committee members. There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the board had designated them as such. Most importantly, the board believes each member of the audit committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 – Principal Accountant Fees and Services	WMIF

Registrant:
a) Audit Fees:

Audit	2019	24,000
	2020	121,000

b) Audit-Related Fees:
	2019	None
	2020	None

c) Tax Fees:
	2019	None
	2020	18,000
	The tax fees consist of professional services relating to the preparation of the Registrant’s tax returns.

d) All Other Fees:
	2019	None
	2020	None

	Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):
a) Audit Fees:
	Not Applicable

b) Audit-Related Fees:
	2019	None
	2020	None
	The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s transfer agent, principal underwriter and investment adviser conducted in accordance with Statement on Standards for Attestation Engagements Number 18 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
	2019	None
	2020	15,000
	The tax fees consist of consulting services relating to the Registrant’s investments.

d) All Other Fees:
	2019	2,000
	2020	12,000
	The other fees consist of subscription services related to an accounting research tool.

	All audit and permissible non-audit services that the Registrant’s audit committee considers compatible with maintaining the independent registered public accounting firm’s independence are required to be pre-approved by the committee. The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The committee will not delegate its responsibility to pre-approve these services to the investment adviser. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services. Actions taken under any such delegation will be reported to the full committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser and affiliates.

	Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant, adviser and affiliates that provide ongoing services to the Registrant, were $2,000 for fiscal year 2019 and $45,000 for fiscal year 2020. The non-audit services represented by these amounts were brought to the attention of the committee and considered to be compatible with maintaining the auditors’ independence.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

Washington Mutual Investors FundSM

Investment portfolio

April 30, 2020

Common stocks 95.10% Energy 3.93%	Shares	Value (000)
Baker Hughes Co., Class A	18,308,354	$255,402
Cabot Oil & Gas Corp.	6,625,000	143,232
Chevron Corp.	9,905,376	911,295
ConocoPhillips	5,981,781	251,833
Enbridge Inc.	35,580,249	1,091,602
EOG Resources, Inc.	8,676,329	412,212
Exxon Mobil Corp.	5,488,458	255,049
Pioneer Natural Resources Co.	6,399,127	571,506
Royal Dutch Shell PLC, Class A (ADR)	91,086	3,018
Royal Dutch Shell PLC, Class B (ADR)	9,123,900	291,691
Schlumberger Ltd.	2,668,367	44,882
TC Energy Corp.	2,467,200	114,379
Valero Energy Corp.	1,696,102	107,448
		4,453,549
Materials 3.61%
Air Products and Chemicals, Inc.	2,861,163	645,421
Corteva, Inc.	2,993,705	78,405
Dow Inc.	21,336,422	782,833
DuPont de Nemours Inc.	3,668,234	172,480
Linde PLC	2,576,474	474,046
LyondellBasell Industries NV	12,331,662	714,620
Nucor Corp.	11,029,115	454,289
Packaging Corp. of America	1,437,328	138,918
Vulcan Materials Co.	3,900,353	440,623
WestRock Co.	5,744,794	184,925
		4,086,560
Industrials 11.44%
3M Co.	362,600	55,086
Air Lease Corp., Class A	3,545,649	92,719
Boeing Co.	6,434,625	907,411
Carrier Global Corp.1	206,859	3,664
Caterpillar Inc.	2,689,865	313,047
CSX Corp.	20,377,235	1,349,584
Cummins Inc.	415,900	68,000
Deere & Co.	2,523,064	365,996
Equifax Inc.	2,318,828	322,085
Honeywell International Inc.	5,837,994	828,411
Johnson Controls International PLC	15,571,388	453,283
L3Harris Technologies, Inc.	555,100	107,523
Lockheed Martin Corp.	5,514,343	2,145,410
Nidec Corp. (ADR)	2,354,586	35,083
Norfolk Southern Corp.	2,959,885	506,436
Northrop Grumman Corp.	7,888,160	2,608,378
Otis Worldwide Corp.1	1,098,516	55,925
PACCAR Inc.	7,941,996	549,824

Washington Mutual Investors Fund — Page 1 of 5

Common stocks (continued) Industrials (continued)	Shares	Value (000)
Parker-Hannifin Corp.	1,147,362	$181,421
Raytheon Technologies Corp.	5,038,005	326,513
RELX PLC (ADR)	7,186,160	162,838
Republic Services, Inc.	1,396,789	109,425
Union Pacific Corp.	6,815,522	1,089,052
Waste Connections, Inc.	2,244,715	192,844
Waste Management, Inc.	222,804	22,285
Westinghouse Air Brake Technologies Corp.	1,781,127	100,491
		12,952,734
Consumer discretionary 4.49%
Amazon.com, Inc.1	19,800	48,985
Booking Holdings Inc.1	14,522	21,501
Chipotle Mexican Grill, Inc.1	221,727	194,798
D.R. Horton, Inc.	2,447,180	115,556
Darden Restaurants, Inc.	3,364,888	248,295
Dollar General Corp.	1,425,000	249,803
Domino’s Pizza, Inc.	82,969	30,029
General Motors Co.	33,161,808	739,177
Home Depot, Inc.	8,527,895	1,874,687
Marriott International, Inc., Class A	1,363,817	124,026
NIKE, Inc., Class B	1,662,762	144,960
Nordstrom, Inc.	6,622,000	124,361
Royal Caribbean Cruises Ltd.	1,322,261	61,842
Starbucks Corp.	526,317	40,384
Vail Resorts, Inc.	611,219	104,518
VF Corp.	6,413,138	372,603
Wynn Resorts, Ltd.2	6,896,562	589,863
		5,085,388
Consumer staples 6.21%
Archer Daniels Midland Co.	2,000,000	74,280
Church & Dwight Co., Inc.	4,473,437	313,096
Coca-Cola Co.	13,026,094	597,768
Colgate-Palmolive Co.	6,527,000	458,652
Conagra Brands, Inc.	14,155,000	473,343
Costco Wholesale Corp.	2,389,027	723,875
Hormel Foods Corp.	10,000,000	468,500
Keurig Dr Pepper Inc.	20,860,716	551,975
Mondelez International, Inc.	12,712,493	653,931
Nestlé SA (ADR)	18,869,182	1,983,151
PepsiCo, Inc.	568,160	75,162
Procter & Gamble Co.	374,047	44,089
Reckitt Benckiser Group PLC (ADR)	21,834,566	373,589
Sysco Corp.	3,693,563	207,837
Unilever NV	696,000	34,396
		7,033,644
Health care 19.99%
Abbott Laboratories	9,674,359	890,912
AbbVie Inc.	2,335,262	191,959
Amgen Inc.	83,009	19,857
Anthem, Inc.	2,965,313	832,452
AstraZeneca PLC (ADR)	21,862,022	1,142,947
Baxter International Inc.	1,662,202	147,570

Washington Mutual Investors Fund — Page 2 of 5

Common stocks (continued) Health care (continued)	Shares	Value (000)
Cigna Corp.	4,902,713	$959,853
CVS Health Corp.	15,283,000	940,669
Danaher Corp.	3,086,947	504,592
Edwards Lifesciences Corp.1	441,935	96,121
Eli Lilly and Co.	4,439,857	686,580
Gilead Sciences, Inc.	25,654,729	2,154,997
GlaxoSmithKline PLC (ADR)	7,547,000	317,502
Humana Inc.	6,077,608	2,320,552
Johnson & Johnson	20,599,100	3,090,689
Merck & Co., Inc.	12,241,464	971,238
Novartis AG (ADR)	884,557	74,949
Novo Nordisk A/S, Class B (ADR)	2,164,366	137,069
Pfizer Inc.	67,478,273	2,588,467
Roche Holding AG (ADR)	2,814,800	122,359
Thermo Fisher Scientific Inc.	1,526,830	510,999
UnitedHealth Group Inc.	12,881,779	3,767,534
Zimmer Biomet Holdings, Inc.	288,373	34,518
Zoetis Inc., Class A	997,000	128,922
		22,633,307
Financials 14.47%
Aon PLC, Class A	2,425,433	418,800
Bank of America Corp.	18,636,020	448,196
Bank of New York Mellon Corp.	947,821	35,581
BlackRock, Inc.	3,147,030	1,579,935
Capital One Financial Corp.	11,461,906	742,273
Chubb Ltd.	8,939,260	965,529
Citigroup Inc.	5,487,386	266,467
CME Group Inc., Class A	14,140,502	2,519,979
Discover Financial Services	6,638,188	285,243
Eaton Vance Corp., nonvoting shares	958,800	35,188
Everest Re Group, Ltd.	372,481	64,488
Intercontinental Exchange, Inc.	8,289,434	741,490
JPMorgan Chase & Co.	17,168,771	1,644,081
KeyCorp	20,970,000	244,300
KKR & Co. Inc., Class A	5,102,300	128,629
Marsh & McLennan Cos., Inc.	22,719,364	2,211,276
Moody’s Corp.	1,035,521	252,564
Nasdaq, Inc.	4,722,264	517,891
PNC Financial Services Group, Inc.	13,041,166	1,391,101
Regions Financial Corp.	28,607,500	307,531
S&P Global Inc.	1,773,815	519,515
State Street Corp.	752,427	47,433
Travelers Cos., Inc.	3,021,300	305,786
Truist Financial Corp.	18,311,508	683,385
Wells Fargo & Co.	1,178,291	34,229
		16,390,890
Information technology 18.87%
Analog Devices, Inc.	1,102,521	120,836
Apple Inc.	2,230,312	655,266
Applied Materials, Inc.	10,282,763	510,848
ASML Holding NV (New York registered)	3,180,208	917,267
Broadcom Inc.	17,521,141	4,759,092
Cisco Systems, Inc.	2,470,600	104,704

Washington Mutual Investors Fund — Page 3 of 5

Common stocks (continued) Information technology (continued)	Shares	Value (000)
EPAM Systems, Inc.1	261,000	$57,652
Intel Corp.	46,631,984	2,796,986
Jack Henry & Associates, Inc.	2,633,646	430,733
KLA Corp.	2,906,800	476,977
Mastercard Inc., Class A	919,059	252,714
Micron Technology, Inc.1	42,559	2,038
Microsoft Corp.	43,264,898	7,753,502
NetApp, Inc.	3,264,848	142,902
Paychex, Inc.	971,900	66,595
QUALCOMM Inc.	3,023,636	237,869
TE Connectivity Ltd.	4,080,000	299,717
Texas Instruments Inc.	1,250,066	145,095
Visa Inc., Class A	8,086,362	1,445,195
VMware, Inc., Class A1	1,496,560	196,828
		21,372,816
Communication services 7.65%
Activision Blizzard, Inc.	9,317,764	593,821
Alphabet Inc., Class A1	381,652	513,971
Alphabet Inc., Class C1	380,610	513,314
Comcast Corp., Class A	107,940,210	4,061,790
Facebook, Inc., Class A1	3,990,089	816,811
Nexstar Media Group, Inc.	1,057,569	74,072
Verizon Communications Inc.	36,251,331	2,082,639
		8,656,418
Utilities 3.12%
CMS Energy Corp.	10,106,336	576,971
DTE Energy Co.	5,637,999	584,886
Edison International	4,542,386	266,683
Exelon Corp.	7,125,487	264,213
Public Service Enterprise Group Inc.	10,083,087	511,313
Sempra Energy	6,472,617	801,634
Xcel Energy Inc.	8,343,999	530,345
		3,536,045
Real estate 1.32%
Alexandria Real Estate Equities, Inc. REIT	2,317,807	364,104
American Tower Corp. REIT	511,400	121,713
Digital Realty Trust, Inc. REIT	4,510,489	674,273
Extra Space Storage Inc. REIT	360,000	31,766
Simon Property Group, Inc. REIT	4,567,959	305,003
		1,496,859
Total common stocks (cost: $78,836,869,000)		107,698,210
Convertible stocks 0.50% Information technology 0.26%
Broadcom Inc., Series A, cumulative convertible preferred shares, 8.00% 2022	290,333	295,397

Washington Mutual Investors Fund — Page 4 of 5

Convertible stocks (continued) Utilities 0.24%	Shares	Value (000)
American Electric Power Co., Inc., convertible preferred shares, 6.125% 2022	819,576	$41,634
Dominion Energy, Inc., Series A, convertible preferred shares, 7.25% 2022	1,606,307	157,788
DTE Energy Co., units, convertible preferred shares, 6.25% 2022	1,726,033	72,148
		271,570
Total convertible stocks (cost: $583,600,000)		566,967
Short-term securities 4.34% Money market investments 4.34%
Capital Group Central Cash Fund 0.52%3	49,101,629	4,911,636
Total short-term securities (cost: $4,910,377,000)		4,911,636
Total investment securities 99.94% (cost: $84,330,846,000)		113,176,813
Other assets less liabilities 0.06%		72,935
Net assets 100.00%		$113,249,748

1	Security did not produce income during the last 12 months.
2	Represents an affiliated company as defined under the Investment Company Act of 1940.
3	Rate represents the seven-day yield at 4/30/2020.

Key to abbreviation
ADR = American Depositary Receipts

Additional financial disclosures are included in the fund’s current shareholder report and should be read in conjunction with this report.

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the Capital Group website at capitalgroup.com.

All Capital Group trademarks mentioned are owned by The Capital Group Companies, Inc., an affiliated company or fund. All other company and product names mentioned are the property of their respective companies.

American Funds Distributors, Inc., member FINRA.

© 2020 Capital Group. All rights reserved.

MFGEFPX-001-0620O-S73083	Washington Mutual Investors Fund — Page 5 of 5

 Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Washington Mutual Investors Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the summary investment portfolio, of Washington Mutual Investors Fund (the “Fund”) as of April 30, 2020, the related statement of operations for the year ended April 30, 2020, the statement of changes in net assets for each of the two years in the period ended April 30, 2020, including the related notes, and the financial highlights for each of the periods indicated therein (included in Item 1 of this Form N-CSR) and the investment portfolio (included in Item 6 of this Form N-CSR) as of April 30, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of April 30, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended April 30, 2020 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of April 30, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Los Angeles, California

June 10, 2020

We have served as the auditor of one or more investment companies in The Capital Group Companies Investment Company Complex since 1934.

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees since the Registrant last submitted a proxy statement to its shareholders. The procedures are as follows. The Registrant has a nominating and governance committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of trustees. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating and governance committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating and governance committee.

ITEM 11 – Controls and Procedures

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)

There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s semi-annual period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

WASHINGTON MUTUAL INVESTORS FUND

By __/s/ Paul F. Roye________________
Paul F. Roye, Executive Vice President and Principal Executive Officer

Date: June 30, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By _ /s/ Paul F. Roye_____________
Paul F. Roye, Executive Vice President and Principal Executive Officer

Date: June 30, 2020

By ___/s/ Brian C. Janssen__________________
Brian C. Janssen, Treasurer and Principal Financial Officer

Date: June 30, 2020